UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.01 par value	BLK	New York Stock Exchange
1.250% Notes due 2025	BLK25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 25, 2022, BlackRock, Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). The following are the voting results on each matter submitted to the Company’s shareholders at the Annual Meeting. All director nominees were elected (Item 1). The proposal to approve the compensation of the named executive officers as disclosed in the Company’s proxy statement, through a non-binding advisory vote, was approved (Item 2). Additionally, shareholders ratified the appointment of Deloitte LLP as the Company’s independent registered public accounting firm for the fiscal year 2022 (Item 3). Further, the shareholder proposal regarding stewardship policies was not approved (Item 4).

Below are detailed voting results on each matter voted on and described in detail in the Company’s definitive proxy statement for the Annual Meeting.

Item 1 – Election to the Company’s Board of Directors of the following 17 nominees:

	For	Against	Abstentions	Broker Non-Votes
Bader M. Alsaad	115,587,252	994,578	5,565,804	10,341,501
Pamela Daley	116,060,790	578,211	5,508,633	10,341,501
Laurence D. Fink	111,864,391	4,288,417	5,994,826	10,341,501
Beth Ford	116,190,368	446,836	5,510,430	10,341,501
William E. Ford	113,228,930	3,354,047	5,564,657	10,341,501
Fabrizio Freda	115,586,578	998,054	5,563,002	10,341,501
Murry S. Gerber	109,748,440	6,832,632	5,566,562	10,341,501
Margaret “Peggy” L. Johnson	114,674,266	1,965,542	5,507,826	10,341,501
Robert S. Kapito	115,487,939	1,143,719	5,515,976	10,341,501
Cheryl D. Mills	114,035,368	2,553,847	5,558,419	10,341,501
Gordon M. Nixon	113,448,195	3,135,128	5,564,311	10,341,501
Kristin C. Peck	116,236,492	401,910	5,509,232	10,341,501
Charles H. Robbins	116,171,028	463,935	5,512,671	10,341,501
Marco Antonio Slim Domit	107,464,553	9,169,835	5,513,246	10,341,501
Hans E. Vestberg	116,165,582	468,183	5,513,869	10,341,501
Susan L. Wagner	115,021,996	1,616,101	5,509,537	10,341,501
Mark Wilson	116,210,254	421,598	5,515,782	10,341,501

Item 2 – Approval, in a non-binding advisory vote, of the compensation for named executive officers:

For	Against	Abstentions	Broker Non-Votes
116,134,422	5,899,624	113,588	10,341,501

Item 3 – Ratification of the appointment of Deloitte LLP as the Company’s independent registered public accounting firm for the fiscal year 2022:

For	Against	Abstentions	Broker Non-Votes
128,229,711	4,194,077	65,347	0

Item 4 – Shareholder proposal requesting that the Company adopt stewardship policies designed to curtail corporate activities that externalize social and environmental costs:

For	Against	Abstentions	Broker Non-Votes
4,412,888	115,721,363	2,013,383	10,341,501

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

By: /s/ R. Andrew Dickson III
Date: May 27, 2022	R. Andrew Dickson III
Corporate Secretary